Exhibit 10.2

Central Pacific Financial Corp.

Stock Option Grant Agreement

This Stock Option Grant Agreement (“Agreement”) is effective as of the “Date of Grant” stated in the accompanying Notice of Stock Option Grant (“Notice”), between Central Pacific Financial Corp., a Hawaii corporation (“Company”) with its registered office at 220 South King Street, Honolulu, Hawaii 96813, and the Grantee stated in the Notice (“Grantee”), who is an employee of the Company or one of its subsidiaries.

1.               Grant of Stock Option.  The Company hereby grants to Grantee an option (“Option”) to purchase the number of shares of the Company’s common stock stated in the Notice (“Shares” or “Option Shares”).  This grant is subject to the terms and conditions of this Agreement and the applicable terms and conditions of the Central Pacific Financial Corp. 2004 Stock Compensation Plan as amended (“Plan”).

2.               Type of Option.  The Option granted under this Agreement is intended to constitute an incentive stock option (“ISO”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (“Code”).  To the extent the Option does not comply with the applicable ISO exercise limitations or other ISO qualification requirements, the Option shall be deemed to be a nonqualified stock option (“NQSO”) instead of an ISO.

3.               Exercise Price.  The Exercise Price is stated in the Notice (“Exercise Price”) and shall be the fair market value per share of Company common stock on the Date of Grant.

4.               Vesting.  The Option shall vest and become exercisable on the earlier of (a) pursuant to the “Vesting Date” and/or “Vesting Schedule” set forth in the Notice or (b) as provided under section 8 below.

5.               Exercise of Option.

a.               Notice of Exercise.  Grantee may exercise this Option by written notice to the Company in a form satisfactory to the Company stating that Grantee has elected to exercise this Option and stating the number of Option Shares that Grantee has elected to purchase.  The date of the Company’s actual receipt of the notice shall be treated as the date of exercise of the Option for the Shares being purchased.

b.              Payment.  When Grantee gives notice of exercise of the Option, Grantee must pay the full Exercise Price for the Option Shares being purchased.  Grantee may make the payment (a) by certified check or bank check payable to the order of the Company, or (b) by delivering (either by actual delivery or attestation) previously acquired shares of Company common stock held by Grantee for at least six months or acquired by Grantee on the open market and having an aggregate fair market value at the time of exercise equal to the full Exercise Price, or (c) by a combination thereof.  In addition, with the Company’s approval, the Company may cooperate with Grantee in arranging a “cashless exercise” of the Option through a broker approved by the Company, under which the broker will sell Shares acquired by Grantee upon exercise of the Option and remit to the Company a sufficient portion of the sales proceeds to pay the full Exercise Price and any tax withholding required upon such exercise.

c.               Miscellaneous.  This Option may not be exercised for any fractional shares, and no fractional shares will be issued or delivered.  Not less than ten shares may be purchased at any one time unless the number purchased is the total number that may be purchased under this Option.  If Grantee fails to pay for any Option Shares specified in the notice or fails to accept delivery of the Option Shares, the Company may terminate Grantee’s right to purchase the Option Shares.

6.                Term of Option.  Subject to Section 7 below, the Option shall terminate on the tenth anniversary of the Date of Grant (the “Expiration Date”).  Thereafter, the Option shall not be exercisable.

7.                Termination of Employment.  Except as otherwise provided in this Section 6, the Option shall terminate and not be exercisable following Grantee’s termination of employment with the Company and its subsidiaries.  In the event a Participant’s status changes among the positions of Employee, Director and Independent Contractor, any such change in status shall not constitute a “termination of employment” for purposes of earning, vesting, forfeiture or otherwise. The following subsections prescribe time periods during which the Option, to the extent vested, will continue to be exercisable following Grantee’s termination of employment for specific reasons.  All the prescribed time periods are subject to the Option term and Expiration Date, that is, the Option shall cease to be exercisable upon the earlier of the end of the Option term/Expiration Date, as described in Section 6 above, or the prescribed time period.  Grantee’s employment shall not be treated as terminated in the case of a transfer of employment within or between the Company and its subsidiaries or in the case of sick leave or other approved leave of absence.

a.               General Rule.  If Grantee’s employment terminates for any reason other than those described in sections 7b through 7c below, the Option shall continue to be exercisable for three (3) months after such termination.

b.              Death or Disability.  If Grantee’s employment terminates because of Grantee’s death or “Disability” as defined in Section 409A(a)(2)(C) of the Code, the Option shall continue to be exercisable for twelve (12) months after such termination.

c.               Retirement.  If Grantee’s employment terminates because of Grantee’s retirement on or after age sixty-five (65), the Option shall continue to be exercisable for twelve (12) months after the date of such retirement.

8.                Death Following Termination of Employment.  If Grantee dies within the three (3) or twelve (12) month exercise periods following termination of employment, as applicable above, the Option shall continue to be exercisable for twelve (12) months following Grantee’s date of death.

9.                Change in Control.  In the event that within eighteen (18) months following a Change of Control (as defined in Section 9(b)), the Company or its successor causes to occur an involuntary termination of Grantee without Cause (as defined in Section 9(a)) or in the event that Grantee resigns from the Company with Good Reason (as defined in Section 9(c)), any unvested Shares under this Option shall become immediately vested and exercisable (“Accelerated Vesting”) in full.

a.               “Cause” shall mean the occurrence of any of the following: (i) indictment for, formal admission to (including a plea of Grantee’s guilty or nolo contendere to), or conviction of a felony, or any criminal offence involving Grantee’s moral turpitude; or (ii) gross negligence or willful misconduct by Grantee in the performance of Grantee’s material duties which is likely to materially damage the Company’s financial position.

b.              “Change in Control” shall mean (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the 1934 Securities Exchange Act) or group becomes the “beneficial owner” (as defined in Rule 13d-3 of the 1934 Securities Exchange Act) or has the right to acquire beneficial ownership, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (ii) the consummation of the sale, lease or other disposition by the Company of all or substantially all of the Company’s assets (including any equity interests in subsidiaries); or (iii) the consummation of a merger, consolidation, business combination, scheme of arrangement, share exchange or similar transaction involving the Company and any other corporation (“Business Combination”), other than (x) a Business Combination which results in both (A) the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least forty-five (45%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such Business Combination and (B) the incumbent members of the Board immediately prior to the Business Combination continuing to represent not less than two thirds (2/3) of the members of the board of directors of the surviving entity or its parent, or (y) a Business Combination which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such Business Combination; or (iii) any combination of the foregoing.

c.               “Good Reason” shall mean the occurrence of any of the following: (i) a material breach of this Agreement by the Company; (ii) a material reduction in Executive’s base compensation, (iii) a material reduction in Executive’s duties and/or responsibilities, or the assignment to Executive of substantial duties inconsistent with Executive’s position; or (iv) a requirement by the Company, without Executive’s consent, that Executive relocate to a location greater than thirty-five (35) miles from Executive’s place of residence.

10.          Notice of Disposition.  Grantee shall notify the Company upon the disposition of Shares acquired upon exercise of an ISO.  The Company will use such information to determine whether a disqualifying disposition as described in Section 421(b) of the Code has occurred.

11.          Issuance of Shares; Registration; Withholding Taxes.  As soon as practicable after the exercise date of the Option, the Company shall cause to be issued and delivered to Grantee, or for Grantee’s account, a certificate or certificates for the Option Shares purchased.  The Company may postpone the issuance or delivery of the Option Shares until: (a) the completion of registration or other qualification of such Option Shares or transaction under any state or federal law, rule or regulation, or any listing on any securities exchange, as the Company shall determine to be necessary or desirable; (b) the receipt by the Company of such written representations or other documentation as the Company deems necessary to establish compliance with all applicable laws, rules, and regulations, including applicable federal and state securities laws and listing requirements, if any; and (c) the payment to the Company, upon its demand, of any amount requested by the Company to satisfy any federal, state, or other governmental withholding tax requirements related to the exercise of the Option.  The Company shall have the right to withhold with respect to the payment of any Option Shares any taxes required to be withheld because of such payment, including the withholding of Shares otherwise payable due to exercise of the Option.  Grantee shall comply with any and all legal requirements relating to Grantee’s resale or other disposition of any Shares acquired under this Agreement.  The certificates representing the Shares acquired pursuant to the Option may bear such legend as described in Section 15 below or as the Company otherwise deems appropriate to ensure compliance with applicable law.

12.          Nontransferability of Option.  The Option shall not be assignable or transferable by Grantee other than by will or by the laws of descent and distribution.  During Grantee’s lifetime, the Option and all rights of Grantee under this Agreement may be exercised only by Grantee.  If the Option is exercised after Grantee’s death, the Company may require evidence reasonably satisfactory to it of the appointment and qualification of Grantee’s personal representatives or executors and their authority and of the right of any heir or distributee to exercise the Option.  Any purported transfer or assignment of this Option shall be void and of no effect, and shall give the Company the right to terminate this Option as of the date of such purported transfer or assignment.

13.          Share Adjustments.  The number of Shares and the Exercise Price shall be adjusted proportionately for any increase or decrease in the number of issued shares of Company common stock by reason of a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, or other like change in the capital structure of the Company.  The adjustment required shall be made by the Compensation Committee of the Board of Directors of the Company (“Committee”), whose determination shall be conclusive.  In no event shall the adjusted Exercise Price be less than the fair market value of the adjusted Shares on the Date of Grant.

14.          No Rights as Shareholder.  Grantee shall acquire none of the rights of a shareholder of the Company with respect to the Option until a certificate for Shares is issued to Grantee following the exercise of the Option.  Except as otherwise provided in Section 13 above, no adjustments shall be made for dividends, distributions, or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such certificate is issued.

15.          Registration of Shares.  If a registration statement under the Securities Act of 1933 (the “Act”) with respect to Shares issuable upon exercise of the Option is not in effect at the time of exercise, or if a registration statement with respect to the Shares is in effect but not with respect to Grantee’s resale thereof and Grantee is an “affiliate” of the Company, then, in either such case, (a) as a condition of the issuance of the Shares, the person exercising such Option shall give the Company a written statement, satisfactory in form and substance to the Company, acknowledging that such Shares may be reoffered or resold by Grantee only pursuant to Rule 144 or a separate registration statement under the Act, and (b) the Company may place upon any stock certificate for Shares the following legend or such other legend as the Company may prescribe to prevent disposition of the shares in violation of the Act:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS.  FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE, OR HYPOTHECATION MAY BE MADE WITHOUT APPROVAL OF COUNSEL FOR CENTRAL PACIFIC FINANCIAL CORP. AFFIXED TO THIS CERTIFICATE.  THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS OF THIS CERTIFICATE ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.

16.          Grantee Bound by Plan.  Grantee hereby acknowledges receipt of a copy of the Plan and acknowledges that Grantee shall be bound by its terms, regardless of whether such terms have been set forth in this grant document.  If there is any inconsistency between the terms of the Plan and the terms of this grant document, Grantee shall be bound by the terms of the Plan.

17.          Employment Rights.  Neither the Plan nor the granting of the Option shall be a contract of employment with the Company or any of its subsidiaries.  Subject to other applicable agreements with Grantee, the Company or a subsidiary may discharge Grantee from employment at any time.

18.          Amendment.  This Agreement may be amended by the Committee at any time based on its determination that the amendment is necessary or advisable in light of any addition to, or change in, the Code or regulations issued thereunder, or any federal or state securities law or other law or regulation, or the Plan, or based on any discretionary authority of the Committee under the Plan.  However, unless necessary or advisable due to a change in law, any amendment to this Agreement which has a material adverse effect on the interest of Grantee under this Agreement shall be effective only with the consent of Grantee. Notwithstanding the foregoing, the Company reserves the right to make any changes and amendments to this Agreement or to withhold or recover the grants and/or compensation hereunder (on either a retroactive or prospective basis and whether or not earned/accrued or yet to be earned/accrued) as necessary or required to comply with all applicable laws, regulations and restrictions.

19.          No Advice, Warranties, or Representations.  The Company is not providing Grantee with advice, warranties, or representations regarding any of the legal or tax effects to Grantee with respect to this Option.  Grantee is encouraged to seek legal and tax advice from Grantee’s own legal and tax advisors.

20.          Code Section 409A.  This grant of Option has been structured to meet the requirements for a stock option that does not provide for a “deferral of compensation” as defined in the Treasury regulations promulgated under Code Section 409A.

21.          Miscellaneous.  This Agreement and the Plan set forth the final and entire agreement between the parties with respect to the subject matter hereof, which shall be governed by and construed in accordance with the laws of the State of Hawaii applicable to contracts made and to be performed in Hawaii.  This Agreement shall bind and benefit Grantee, the heirs, distributees, and personal representative of Grantee, and the Company and its successors and assigns.

BY ACCEPTING THIS AGREEMENT AND THE STOCK OPTION GRANT PURSUANT TO THIS AGREEMENT, GRANTEE AGREES TO ALL THE TERMS AND CONDITIONS DESCRIBED IN THIS AGREEMENT AND IN THE PLAN.